Exhibit 10.1.5.4

AMENDMENT TO THE
CONSOLIDATED EDISON
THRIFT SAVINGS PLAN

Amending the Thrift Savings Plan to
Allow Certain Employees to Elect to Cease Coverage Under the Defined Contribution Pension Formula and Recommence Active Participation in the Retirement Plan
Effective August 1, 2019

Exhibit 10.1.5.4

Whereas, the Board of Directors and the Board of Trustees have the authority to amend in whole or in part any or all of the provisions of the Consolidated Edison Thrift Savings Plan (the “Thrift Savings Plan”); and
Whereas, on July 18, 2019, the Board of Directors and Board of Trustees resolved amending the Thrift Savings Plan, effective August 1, 2019, to allow, beginning August 1, 2019, and up to and ending on October 31, 2019, certain employees who had previously elected to transfer out of the Consolidated Edison Retirement Plan (the “Retirement Plan”) and into the Defined Contribution Pension Formula in the Thrift Savings Plan, to elect to transfer back into the Retirement Plan; and

Whereas, pursuant to the July 18, 2019 resolutions, the Vice President - Human Resources (an "Authorized Officer") is authorized to execute the specified amendments to the Thrift Savings Plan in such form as the Authorized Officer may approve, her execution to be evidence conclusively of her approval thereof.

Now, therefore, the Thrift Savings Plan is amended as set forth below:

Exhibit 10.1.5.4

Amendment Number 1
The Title Page to the Retirement Plan is amended by adding at the end of the Amendment List the following:

21.	Amended, effective August 1, 2019, to Take Into Account Changes Approved by the Boards for Certain Employees who Previously Elected out of the Consolidated Edison Retirement Plan.

Amendment Number 2
The Introduction is amended, to add a new penultimate paragraph to that Section:

Effective as of August 1, 2019, the Thrift Savings Plan was amended to allow, beginning August 1, 2019, and up to and ending on October 31, 2019, certain actively employed Local 1-2 Employees, Local 3 Employees, Local 503 Employees, and Management Employees who previously elected to transfer out of the Consolidated Edison Retirement Plan and into the Defined Contribution Pension Formula in the Thrift Savings Plan, to elect to transfer back into the Consolidated Edison Retirement Plan, with such transfer to be effective January 1, 2020.

Amendment Number 3
Article XV, Defined Contribution Pension Formula, is amended by adding a new Section 15.04A, Participation Rules for a Local 3 Employee Transferring to the Retirement Plan
(a)Effective August 1, 2019, each actively employed Local 3 Employee who (i) was hired on or after January 1, 2010 and prior to June 30,

Exhibit 10.1.5.4

2013 and (ii) submitted a Pension Choice Election to transfer out of the Retirement Plan and into the Defined Contribution Pension Formula of the Thrift Savings Plan, will be given a one-time opportunity to make an irrevocable election to transfer back into the Retirement Plan and out of the Defined Contribution Pension Formula of the Thrift Savings Plan. The election period for an eligible Local 3 Employee to transfer back into the Retirement Plan will begin August 1, 2019, and will end on October 31, 2019.
(b)    Each eligible Local 3 Employee who makes and properly submits an election to transfer out of the Defined Contribution Pension Formula and back into the Retirement Plan, will commence active participation in the Retirement Plan for periods of eligible employment on and after January 1, 2020; accordingly, the receipt of compensation credits in accordance with the terms of the Retirement Plan to his or her Cash Balance Pension benefit in the Retirement Plan will recommence effective January 1, 2020.
(c)     Each eligible Local 3 Employee who makes and properly submits an election to transfer to the Retirement Plan will cease receiving Compensation Credits to his or her DCPF Account on December 31, 2019. His or her DCPF Account Balance in the Thrifts Savings Plan will remain in Thrifts Savings Plan and will not be transferred to the Retirement Plan.

Amendment Number 4
Article XV, Defined Contribution Pension Formula, is amended by adding a new Section 15.06A, Participation Rules for an O&R Hourly Employee Transferring to the Retirement Plan
(a)    Effective August 1, 2019, each actively employed O&R Hourly Employee who (i) was hired between January 1, 2010 and May 31, 2014 and (ii) submitted a Pension Choice Election to transfer out of the Retirement Plan and into the Defined Contribution Pension Formula of the Thrift Savings Plan, will be given a one-time opportunity to make an irrevocable election to

Exhibit 10.1.5.4

transfer back into the Retirement Plan and out of the Defined Contribution Pension Formula of the Thrift Savings Plan. The election period for an eligible O&R Hourly Employee to transfer back into the Retirement Plan will begin no later than August 1, 2019, and will end on October 31, 2019.
(b)    Each eligible O&R Hourly Employee who makes and properly submits an election to transfer out of the Defined Contribution Pension Formula and back into the Retirement Plan, will commence active participation in the Retirement Plan for periods of eligible employment on and after January 1, 2020; accordingly, the receipt of compensation credits in accordance with the terms of the Retirement Plan to his or her Cash Balance Pension benefit in the Retirement Plan will recommence effective January 1, 2020.
(c)    Each eligible O&R Hourly Employee who makes and properly submits an election to transfer to the Retirement Plan will cease receiving Compensation Credits to his or her DCPF Account on December 31, 2019. His or her DCPF Account Balance in the Thrifts Savings Plan will remain in Thrifts Savings Plan and will not be transferred to the Retirement Plan.

Amendment Number 5
Article XV, Defined Contribution Pension Formula, is amended by adding a new Section 15.09A, Participation Rules for a Local 1-2 Employee Transferring to the Retirement Plan
(a)    Effective August 1, 2019, each actively employed Local 1-2 Employee who (i) was hired between July 1, 2012 and June 25, 2016 and (ii) submitted a Pension Choice Election to transfer out of the Retirement Plan and into the Defined Contribution Pension Formula of the Thrift Savings Plan, will be given a one-time opportunity to make an irrevocable election to transfer back into the Retirement Plan and out of the Defined Contribution Pension Formula of the Thrift Savings Plan. The election period for an eligible

Exhibit 10.1.5.4

Local 1-2 Employee to transfer back into the Retirement Plan will begin August 1, 2019, and will end on October 31, 2019.
(b)    Each eligible Local 1-2 Employee who makes and properly submits an election to transfer out of the Defined Contribution Pension Formula and back into the Retirement Plan, will commence active participation in the Retirement Plan for periods of eligible employment on and after January 1, 2020; accordingly, the receipt of compensation credits in accordance with the terms of the Retirement Plan to his or her Cash Balance Pension benefit in the Retirement Plan will recommence effective January 1, 2020.
(c)    Each eligible Local 1-2 Employee who makes and properly submits an election to transfer to the Retirement Plan will cease receiving Compensation Credits to his or her DCPF Account on December 31, 2019. His or her DCPF Account Balance in the Thrifts Savings Plan will remain in Thrifts Savings Plan and will not be transferred to the Retirement Plan.

Amendment Number 6
Article XV, Defined Contribution Pension Formula, is amended by adding a new Section 15.11A, Participation Rules for Management Participants Transferring to the Retirement Plan:
(a)    Effective August 1, 2019, each actively employed CECONY Management Employee, O&R Management Employee, and CET Employee who elected to transfer out of the Retirement Plan and into the Defined Contribution Pension Formula of the Thrift Savings Plan will be given a one-time opportunity to make an irrevocable election to transfer back into the Retirement Plan and out of the Defined Contribution Pension Formula of the Thrift Savings Plan. The election period for a Management CEI Participant will begin August 1, 2019, and will end on October 31, 2019.
(b)    Each eligible Participant who makes and properly submits an election to transfer out of the Defined Contribution Pension Formula and back

Exhibit 10.1.5.4

into the Retirement Plan, will commence active participation in the Retirement Plan for periods of eligible employment on and after January 1, 2020; accordingly, the receipt of compensation credits in accordance with the terms of the Retirement Plan to his or her Cash Balance Pension benefit in the Retirement Plan will recommence effective January 1, 2020.
(c)     Each eligible Participant who makes and properly submits an election to transfer to the Retirement Plan will cease receiving Compensation Credits to his or her DCPF Account on December 31, 2019. His or her DCPF Account Balance in the Thrifts Savings Plan will remain in Thrifts Savings Plan and will not be transferred to the Retirement Plan.

IN WITNESS WHEREOF, the undersigned has caused this
instrument to be executed effective as of this day of 27th day of
November.

/s/ Nancy Shannon
Nancy Shannon
Vice President of Human Resources of
Consolidated Edison Company of New York, Inc.
And the Plan Administrator of the Retirement Plan